Exhibit 99.1
At Fenix Parts:

Scott Pettit
Chief Financial Officer
scottpettit@fenixparts.com

Investor and Media Inquiries:
Chris Kettmann
Clermont Partners
312-690-6002
ckettmann@clermontpartners.com

Fenix Parts Announces Form 10-K Filing Extension and Amended Credit Agreement

WESTCHESTER, IL – March 30, 2016 – Fenix Parts, Inc. (Nasdaq: FENX), a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products, announced today that it has filed a Form 12b-25 Notification of Late Filing for its Annual Report on Form 10-K for the year ended December 31, 2015 with the U.S. Securities and Exchange Commission. The Form 12b-25 will allow the Company an additional 15 calendar days to file the Form 10-K, which would have otherwise been due on March 30, 2016. The extension is necessary to provide the Company and its auditors sufficient time to complete the audit process of the financial statements, taking into account the Amended and Restated Multicurrency Credit Agreement with BMO Harris Bank N.A. The Company fully expects to file its Form 10-K within the extended filing period.

Kent Robertson, CEO of Fenix Parts, said, “We are pleased to have entered into an amended credit facility with BMO Harris that provides us with the capacity to execute our business strategy. However, because the amended credit agreement needs to be reflected throughout our Form 10-K for 2015, the Company and our auditors need additional time to complete the audit, and review the Company’s financial results and revisions to the document. We expect to file our 10-K prior to the extended filing deadline, in compliance with SEC requirements, and look forward to providing shareholders with an update on our 2015 operating results at that time.”

About Fenix Parts

Fenix Parts is a leading recycler and reseller of OEM automotive products. The Company’s primary business is auto recycling, which is the recovery and resale of OEM parts, components and systems reclaimed from damaged, totaled or low value vehicles. Customers include collision repair shops (body shops), mechanical repair shops, auto dealerships and individual retail customers. Fenix provides its customers with high-quality recycled OEM products, extensive inventory and product availability, responsive customer service and fast delivery.

Fenix was founded in 2014 to create a network that offers sales, fulfillment and distribution in key regional markets in the United States and Canada. The Fenix companies have been in business an average of more than 25 years and operate from 16 locations.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may, will, should, anticipates, believes, expects, plans, future, intends, could, estimate, predict, projects, targeting, potential or contingent," the negative of these terms or other similar expressions. Our actual results could differ materially from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings. These filings are available online at www.sec.gov, www.fenixparts.com or upon request from Fenix Parts.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.